EEI Financial Conference

Analyst Information

San Francisco, CA

November 2018


ZIONS BANK
HOLLAND & HART

Forward-Looking Statements

In addition to the historical information contained in this presentation, this presentation contains (and oral communications made by IDACORP, Inc. and Idaho Power Company may contain) statements, including, without limitation, earnings guidance and estimated key operating and financial metrics, that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, outlook, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as "anticipates," "believes," "continues,“ “could,” "estimates," "expects," "guidance," "intends,“ “potential,” "plans," "predicts," "projects,“ "targets," or similar expressions, are not statements of historical facts and may be forward-looking. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties. Actual results, performance, or outcomes may differ materially from the results discussed in the statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in forward-looking statements include the following: (a) decisions by state public utility commissions and federal regulators affecting Idaho Power's ability to recover costs and earn a return on investments; (b) the expense and risk of capital expenditures for utility infrastructure and ability to recover such costs; (c) changes in customer growth rates, loss of significant or new customers, and related changes in loads; (d) the impacts of changes in economic conditions, including on customer demand; (e) unseasonable or severe weather conditions, wildfires, droughts, and other natural phenomena; (f) advancement of technologies that reduce customer demand; (g) changes in tax laws and the availability of tax credits; (h) adoption of or changes in, and costs of compliance with, laws, orders and regulations, and related litigation or proceedings, including those relating to the environment; (i) variable hydrological conditions or over-appropriation of surface and groundwater and the impact on generation from hydroelectric facilities; (j) the ability to acquire fuel and power from suppliers on reasonable terms; (k) accidents, fires, explosions, and mechanical breakdowns, and disruptions and outages of generation and transmission systems or the western interconnected transmission system; (l) costs and operational challenges of integrating an increasing volume of mandated purchased intermittent power; (m) disruptions or outages of Idaho Power’s generation or transmission systems or of any interconnected transmission system; (n) the ability to obtain debt and equity financing when necessary and on reasonable terms; (o) reductions in credit ratings and potential reduction in liquidity; (p) the ability to buy and sell power, transmission capacity, and fuel in the markets and the availability to enter into, and success or failure of, financial and physical commodity hedges; (q) the magnitude of future benefit plan funding obligations; (r) the ability to continue to pay dividends, and contractual and regulatory restrictions on those dividends; (s) employee workforce factors, including potential unionization of the companies' workforce and the impacts of an aging workforce; (t) the failure to comply with state and federal laws, regulations, and orders; (u) the inability to obtain or cost of obtaining and complying with government permits and approvals; (v) the cost and outcome of litigation, dispute resolution and regulatory proceedings; (w) the failure of information systems or technology solutions or the failure to secure information system data, failure to comply with privacy laws, security breaches, or the effect on the companies from cyber-attacks, terrorist incidents, or the threat of terrorist incidents, and acts of war; (x) unusual or unanticipated changes in normal business operations, including unusual maintenance or repairs; and (y) adoption of or changes in accounting policies, principles, or estimates. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in IDACORP, Inc.'s and Idaho Power Company's most recent Annual Report on Form 10-K and other reports the companies file with the U.S. Securities and Exchange Commission, including (but not limited to) Part I, Item 1A - “Risk Factors” in the Form 10-K and Management's Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

Table of Contents

Appendix

IDACORP at a Glance

IDACORP Financial Snapshot[1]:

- Revenue: $1.35 billion
- Diluted earnings per share: $4.21
- Tenth consecutive year of earnings growth
- Dividends per share: $2.52
- Return on Year-End Equity: 9.4%
  - Net Utility Plant Assets, Idaho Power: $4.3 billion

Idaho Power Company Quick Facts:

- Vertically integrated energy company encompassing generation, transmission, and distribution
- ~555,000 general business customers
- 67 percent of Idaho residents, 72 cities; 7 cities in Oregon

(1) As of and for the year ended 12/31/2017, except for dividends per share, which are annualized as of September 2018.

IDA
LISTED
NYSE



~24,000 square mile service area

Revenues by Customer Class (2017)



Irrigation 12%
Industrial 16%
Residential 46%
Commercial 26%

An IDACORP Company

Strong Track Record

- New Revenue Growth
- Core Business Improvement
- Productive Regulatory Focus

Earnings Per Diluted Share

$4.21

10 Consecutive Years of Growth

15% Cumulative Shareholder **RETURN** The Past 3 Years

Ranking in the **85**TH

Percentile Among Our Peers

Quarterly Dividend Increase



$0.30
$0.63

110%

Increase Since

2011

Idaho Power Ranked 2nd

in JD Power's

Electric Business

Customer Satisfaction Study

In its West Midsize segment

*Information through December 31, 2017; included in IDACORP's 2018 Proxy Statement, except for dividends per share (updated September 2018)

Low Cost Energy – Attracting Growth



Idaho Power Customer Growth
550,000
540,000
530,000
520,000
510,000
1.4%
1.8%
1.8%
2.0%
2.2%
2014 2015 2016 2017
Twelve Months Ended 9/30/2018



Small Industrial Electric Rates
Monthly Cost for 1,000 Kilowatts and 400,000 Kilowatt-Hours
As of January 1, 2018
LEWISTON $31,998
BOISE $24,879
National Average: $39,148
Source: EEI Residential, Commercial, Industrial Bills; Investor-Owned Utilities

[No. 1 Fastest Growing City in Nation (Boise)]

— Forbes Magazine, published February 2018

No. 1 Highest Percentage of Inbound Moves (Idaho)

— Atlas Van Lines, published January 2018

No. 1 Fastest Growing State (Idaho)

— U.S. Census Bureau, published December 2017

No. 1 Top Performing Economy (Idaho)

— Bloomberg, published August 2017



$110
$132
IDAHO RATES
NATIONAL AVERAGE
Monthly Residential Rates
Data Source: Edison Electric Institute

Recent Economic Growth


CS
BEEF PACKERS

CS Beef Packing Plant, Kuna, ID


NEWCOLD
ADVANCED COLD LOGISTICS

Rendering of NewCold Facility, Burley, ID


formation
The Idaho Cobalt Project

Formation Capital Cobalt Mine Location, Salmon, ID


PRICE PUMP
PRICE PUMP CO.
← VISITOR PARKING

Price Pump HQ, Sonoma, CA


IDAHO
Salmon
Kuna
Boise
Pocatello
Burley


Large Commercial & Industrial
CUSTOMER GROWTH
3.9%

Forecasted Average Peak System Load and Resource Capacity 2018-2022 (MW)*


3,900
3,400
2,900
2,400
1,900
Total Requirements
Total Capacity
Apr May Jun Jul Aug Sept Oct Nov Dec Jan Feb Mar

* Forecasted Average System Load and Resource Capacity information included in the 2017 IRP is subject to change.

2010–2018 Historic EPS Mid-Point vs. Actuals*



February 22, 2018
Opening Guidance
$4.10-$4.25
Mid-Point of Opening Guidance
Actual Diluted EPS
$4.30
$4.10
$3.90
$3.70
$3.50
$3.30
$3.10
$2.90
$2.70
$2.50
$2.30
$2.73
$3.00 (1)
$2.88
$3.43 (1)
$3.08
$3.46 (1)
$3.28
$3.64
$3.48
$3.85
$3.73
$3.87
$3.88
$3.94
$3.98
$4.21
$4.18
Opening Guidance
Mid-Point
with ADITC
Mechanism in place =
5.47% CAGR
2010 2011 2012 2013 2014 2015 2016 2017 2018

* Represents the mid-point of IDACORP's opening EPS guidance – based on normal weather & water conditions.

(1) 2010-2012 data adjusted for effect of a change in accounting method for IDACORP Financial Services affordable housing investment amortization.

2018 Earnings Per Share Guidance & Estimated Key Financial & Operating Metrics

(Millions Except for Per Share Amounts)

	2018 Estimates	
	Current[1]	Previous[2]
IDACORP Earnings Per Diluted Share Guidance	$ 4.40 – $ 4.50	$ 4.20 – $ 4.30
Idaho Power Operations & Maintenance Expense[3]	No Change	$ 345 – $ 355
Idaho Power Additional Amortization of Accumulated Deferred Investment Tax Credits	No Change	None
Idaho Power Revenue Sharing with Customers	$ 2	N/A
Idaho Power Capital Expenditures Excluding Allowance for Funds Used During Construction	No Change	$ 280 – $ 290
Idaho Power Hydroelectric Generation (MWhs)	8.5 – 9.0	8.0 – 9.0

1. As of November 1, 2018.
2. As of August 2, 2018, the date of filing IDACORP's and Idaho Power's Quarterly Report on Form 10-Q for the quarter ended June 30, 2018.
3. Operations and Maintenance Expense guidance does not include $4.0 million of non-cash amortization of regulatory deferrals related to tax reform that was recorded during the first nine months of 2018.

Common Stock Dividend Growth

"IDACORP's Board of Directors has approved a dividend increase effective every year since 2012. Cumulatively, these changes represent an increase of 110 percent in IDACORP's quarterly dividend over that period. As customer and earnings growth has continued, we have also been able to grow our dividend payments to shareholders... IDACORP remains committed to a target dividend payout ratio of between 50 and 60 percent of sustainable IDACORP earnings... management currently expects to recommend to the Board of Directors future annual increases of 5 percent or more to remain near the upper end of the target payout range."

Darrel T. Anderson,
IDACORP President and Chief Executive Officer
September 21, 2018



110% increase in dividend rate
$0.30
$0.33
$0.38
$0.43
$0.47
$0.51
$0.55
$0.59
$0.63(1)
$1.20
$1.32
$1.52
$1.72
$1.88
$2.04
$2.20
$2.36
$2.52(1)
Q4 2011 Q1 2012 Q4 2012 Q4 2013 Q4 2014 Q4 2015 Q4 2016 Q4 2017 Q4 2018 Q4 2011 Q1 2012 Q4 2012 Q4 2013 Q4 2014 Q4 2015 Q4 2016 Q4 2017 Q4 2018
Quarterly Dividend Per Share Annualized Dividend Per Share

(1) As announced Sept. 21, 2018. See IDACORP's most recent Annual Report on Form 10-K for a discussion of factors that may affect dividends.

Sustained Cost Control

2012-2018 O&M Expenses
($ Millions)



Other Operating and Maintenance Expenses(1) November 1, 2018
Affirmed Guidance
$345 – $355(2)
$400
$350
$300
$250
$200
$150
$100
$50
$0
$349.0
$348.9
$349.6
$340.0
$349.3
$346.7
2012 2013 2014 2015 2016 2017 2018

1. Amounts recorded in 2014-2017 have been revised as a result of Accounting Standards Update (ASU) 2017-07, which was adopted by IDACORP on January 1, 2018.
2. Operations and Maintenance Expense guidance does not include $4.0 million of non-cash amortization of regulatory deferrals related to tax reform that was recorded during the first nine months of 2018.

Return on Year-End Equity - IDACORP



12%
10%
8%
6%
4%
2%
0%
9.9%
9.5%
9.2%
9.4%
10.1%
2014 2015 2016 2017 Twelve Months Ended
September 30, 2018



Historic Swan Falls Dam, Idaho

Regulatory & Project Updates

Evergreen Extension of Earnings Support & Revenue Sharing Mechanism
Settlement stipulation approved in Idaho – May 2018

Tax Reform Dockets
Settlement stipulations approved in Idaho and Oregon – May 2018

Western EIM Docket
Settlement approved in Idaho – July 2018

On-Site Generation Docket
Orders establishing new customer classes received in Idaho – May & September 2018

500 kV Transmission Line Updates
Boardman-to-Hemingway: U.S. Forest Service released draft record of decision – June 2018; Oregon Dept. of Energy draft proposed order expected early 2019

Gateway West: Final record of decision received – April 2018; segments 8 & 9

Hells Canyon Complex Prudency Order
Final order received – April 2018; $216.5 million in relicensing costs found to be prudent








IDAHO PUBLIC UTILITIES
COMMISSION
Administration

ADITC Earnings Support/Revenue Sharing Mechanism

Comparison of Terms: Existing(1) and as Approved(2)

Terms Through December 31, 2019
If Idaho ROE < 9.5%


9.5%
9.3%
9.1%
8.9%
8.7%
8.5%
8.3%
Earnings Support Line
Ability to utilize up to $25 million of additional ADITCs annually to achieve Idaho ROE of 9.5%(3)

Terms Beginning January 1, 2020
If Idaho ROE < 9.4%


9.4%
9.2%
9.0%
8.8%
8.6%
8.4%
8.2%
Earnings Support Line
Ability to utilize up to $25 million of additional ADITCs annually to achieve Idaho ROE of 9.4%

If the Idaho Public Utilities Commission were to approve a change to Idaho Power's allowed annual Idaho ROE as part of a general rate case proceeding effective on or after January 1, 2020, earnings support line REVERTS TO 95% of the newly authorized Idaho ROE.

As of December 31, 2017 Idaho Power has utilized $0 of $45 million currently available.

1. As approved by the Idaho Public Utilities Commission on October 9, 2014, Order No. 33149. Mechanism does not require a rate case stay out provision.
2. As approved by the Idaho Public Utilities Commission on May 31, 2018, pursuant to Order No. 33965. Mechanism does not require a rate case stay out provision.
3. As of May 3, 2018, Idaho Power expects to use less than $5 million of additional accumulated deferred investment tax credits (ADITC's) in 2018. Idaho Power has the ability to use a total of $45 million of additional ADITCs, with the potential to replenish. Return on year-end equity in the Idaho jurisdiction (Idaho ROE). Implied to be 10.0% in the last general rate case.

ADITC Earnings Support/Revenue Sharing Mechanism

Comparison of Terms: Existing(1) and as Approved(2)

	Sharing Terms Through December 31, 2019		Sharing Terms Beginning January 1, 2020	
Revenue Sharing:	**If Idaho ROE[3] > 10%**	**If Idaho ROE > 10.5%**	**If Idaho ROE > 10%**	**If Idaho ROE > 10.5%**
Customer Benefit per $1:	Future rate reduction	Future rate reduction; Pension obligation reduction	Future rate reduction	Future rate reduction; Pension obligation reduction
Idaho Power Benefit per $1:	Earnings Benefit	Earnings Benefit	Earnings Benefit	Earnings Benefit

$121.2 million shared with Idaho customers since 2009, including $68.1 million reduction in customer pension obligations.

1. As approved by the Idaho Public Utilities Commission on October 9, 2014, Order No. 33149. Mechanism does not require a rate case stay out provision.
2. As approved by the Idaho Public Utilities Commission on May 31, 2018, pursuant to Order No. 33965. Mechanism does not require a rate case stay out provision.

(3) Return on year-end equity in the Idaho jurisdiction (Idaho ROE). Implied to be 10.0% in the last general rate case.

Why Invest in IDACORP?

- Low Cost Hydroelectric Generation
- Constructive Regulatory Environment
- Economic Growth
- Achieving Financial Targets
- Sustainable Cost Control



Hells Canyon Dam, Idaho and Oregon Border

- Common Stock Dividend Growth
- Strong Financial Position
- Social and Environmental Responsibility
- Succession Planning
- Culture of Integrity And Safety

STRONG FOUNDATION

Appendix


ZIONS BANK
HOLLAND & HART

Idaho Power Service Area

Exceptional, Independent, Integrated



Generation
1,706 MW Hydro (17 Facilities)
1,118 MW Coal (3 Plants)
762 MW Natural Gas (3 Plants)
5 MW Diesel (1 Facility)
3,591 Total MW
Step-Up Station
24 in service
Transmission
4,857 miles of high-voltage transmission lines
Substation
223 substations
Customers
As of September 30, 2018 approximately 554,112 general business customers
Coal Plant
Natural Gas Plant
Hydroelectric Dam
Step-Up Transformer
Transmission Lines
Step-Down Transformer
Distribution to Homes and Businesses
Distribution Lines
27,441 miles of distribution lines
IDAHO POWER
An IDACORP Company

Regulatory Commissioners

Idaho	
Commissioner	**Political Party Affiliation**
Eric Anderson	Republican
Paul Kjellander	Republican
Kristine Raper	Democrat

Appointed to Staggered 6-Year Terms

Oregon	
Commissioner	**Political Party Affiliation**
Stephen Bloom	Republican
Megan Decker	Democrat
Letha Tawney	Democrat

Appointed to Staggered 4-Year Terms

Residential & Industrial Average Rates

Summer Average Rates (cents / kilowatt-hour)

Industrial Residential


$0.08
$0.07
$0.06
$0.05
$0.04
2014 2015 2016 2017 2018 2013 2014 2015 2016 2017
Idaho Power
National Average
(1) (1)


$0.14
$0.12
$0.10
$0.08
Idaho Power
National Average

(1) Edison Electric Institute "Typical Bills and Average Rates Report" 12 Months Ending 6/30/2018

Capital Expenditures Forecast

As of February 22, 2018[1]

2018 – 2022 ($ Millions)

	2018	2019	2020 – 2022
Expected Capital Expenditures (excluding allowance for funds used during construction (AFUDC))	$ 280 – 290	$ 285 – 300	$ 850 – 900

Examples of Infrastructure Projects ($ annually, except as noted)

- Transmission-Related – not including Boardman-Hemingway (B2H)/Gateway West (GWW) ($35-65)
- Reconstruction of Distribution Lines ($85-105)
- Ongoing Coal and Natural Gas Plant Improvement Programs ($20-40)
- Hydroelectric Plant Improvement Programs – including relicensing costs ($40-65)
- General Plant Improvements – IT, Facilities, Fleet Vehicles ($45-75)
- B2H 500kV Project ($50, 2020-2022)

(1) 2018-2022 forecast reaffirmed August 2, 2018

Strong Financial Position

Debt Maturity Profile ($ Millions)

	IDACORP		Idaho Power	
	Moody's	**S&P**	**Moody's**	**S&P**
Long-term Issuer Rating	Baa1	BBB	A3	BBB
Short-term	P-2	A-2	P-2	A-2
Outlook	Stable	Stable	Stable	Stable



No Near-Term Refinancing Pressure
Manageable refinancing needs and windows of opportunity
2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043 2044 2045 2046 2048

Strong Financial Position

Operating Cash Flows

($ Millions)

IDACORP	2014	2015	2016[1]	2017[1]	Twelve Months Ended Sept. 30, 2018[1]
Net cash provided by operating activities	$ 364.3	$ 353.2	$ 344.2	$ 435.2	$ 455.1

Liquidity

As of September 30, 2018 ($ Millions)

	IDACORP[2]	Idaho Power
Revolving Credit Facility – Expires November 2022	$ 100.0	$ 300.0
Commercial Paper Outstanding	–	–
Identified for Other Use[3]	–	(24.2)
Total	$ 100.0	$ 275.8

(1) Amounts for 2016 and 2017 have been revised to reflect the adoption of ASU 2016-15, which was adopted by IDACORP on January 1, 2018.

2. Holding company only.

1. Port of Morrow and American Falls Bonds that Idaho Power could be required to purchase prior to maturity under the optional or mandatory purchase provisions of the bonds, if the remarketing agent for the bonds is unable to sell the bonds to third parties.

Integrated Resource Plan

IDACORP

2019 Preliminary Load Forecast

	5-Year Forecast		20-Year Forecast	
	Annual Growth Rate: Retail Sales (Billed MWh)	Annual Growth Rate: Annual Peak Demand	Annual Growth Rate: Retail Sales (Billed MWh)	Annual Growth Rate: Annual Peak Demand
2019 IRP	1.3%	1.4%	1.0%	1.2%
2017 IRP	1.1%	1.6%	0.9%	1.4%
2015 IRP	1.1%	1.5%	1.1%	1.4%


INTEGRATED RESOURCE PLAN
IDAHO POWER
2017
IRP
LOOKING AHEAD
JUNE • 2017

2017 IRP – Acknowledged by IPUC February 2018, OPUC April 2018

2017 Preferred Portfolio*

Date	Resource	Peak-Hour Capacity
2019	End Participation in North Valmy Unit 1	(131) MW
2020	Retire Boardman	(64.2) MW
2025	End Participation in North Valmy Unit 2	(131) MW
2026	Boardman to Hemingway (B2H)	500 MW
2028	Retire Jim Bridger Unit 2	(192.6) MW
2031	Reciprocating Engines	36 MW
2032	Reciprocating Engines	36 MW
2032	Retire Jim Bridger Unit 1	(192.6) MW
2033	Combined Cycle Combustion Turbine (CCCT)	300 MW
2035	Reciprocating Engines	54 MW
2036	Reciprocating Engines	54 MW

*Action items and timing are subject to a number of assumptions and uncertainties described in the *Integrated Resource Plan*.

All-Time High Summer & Winter System Peak Demand - 2017


July 7, 2017 16:00 – 3,422 MW
January 6, 2017 07:00 – 2,527 MW
July 9, 2018 – 3,392 MW (30 MW below all-time high)
3,500
3,000
2,500
2,000
1,500
1,000
MWs
Time of Day
01/06/2017 07/07/2017 7/9/2018

Contracted Renewable Energy Projects

As of September 30, 2018

Resource Type	Total on-line (MW)	Under contract but not yet on-line (MW)	Total projects under contract (MW)
Cogeneration and Small Power Producers (CSPP):			
Wind	627	—	627
Solar	290	27	317
Hydroelectric	147	—	149
Other	56	2	56
Total CSPP	1,120	29	1,149
Non-CSPP:			
Wind	101	—	101
Geothermal	35	—	35
Total non-CSPP	136	—	136





Corporate Excellence

Snapshot of 2018 Directors

Our 10 Directors Bring a Balance of Relevant Skills to Our Boardroom

Skill	Directors
Senior Executive	10
Operations	5
Energy Utility	3
Other Public Board Service	9
Food & Agribusiness	3
Information Technology	1
Banking & Finance	7
Legal/Risk	2
Engineering & Construction	1

Our Directors Exhibit an Effective Mix of Fresh Perspective, Experience, and Diversity

Average Tenure	Average Age	Gender Diversity
7 Years	64 Years	30% Women



Shoshone Falls, Idaho

Managing Environmental Impact

Idaho Power's 2017 Energy Portfolio



Hydroelectric 49.54%
Coal 18.28%
Other Purchases 5.10%
Long-Term Purchases 18.71%
Natural Gas 8.37%

About our Long-term Purchases

Idaho Power is committed to supporting renewable energy sources such as wind and solar, and we buy them as part of our portfolio mix. In turn, we sell the Renewable Energy Credits (RECs) we get from those purchases to offset power supply costs and keep customer prices as low as possible.

The buyer of the REC gets to claim that power as part of its energy. Therefore, we do not represent that electricity produced by this resource mix is being delivered to our retail customers. We do support these alternate energy sources, and we pass along that credit to the organizations that buy the RECs from us.

The breakdown of our long-term purchases:



Geothermal 1.43%
Hydro 2.85%
Wind 10.02%
Other 0.39%
Biomass 0.78%
Solar 3.23%

Current Coal-fired Power Plant Status

- Boardman, Oregon: Ceasing coal-fired operations, Dec. 2020
- North Valmy, Nevada: Settlement stipulation provides for a commitment to explore ceasing participation in coal-fired operations of Unit 1, 2019 and Unit 2, 2025
- Jim Bridger, Wyoming: 2017 IRP Preferred Portfolio assumes retirement of Units 1 (2032) and 2 (2028)

Idaho Power Coal-fired Generation



MWh (millions)
8
7.5
7
6.5
6
5.5
5
4.5
4
3.5
3
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
54%

California vs. Idaho 2017 Portfolio Mix


68%
• 49.5% Hydro
• 18.7% Purchased from wind, solar, and other CO2 free sources. RECs are sold for customer benefit.
IDAHO POWER
An IDACORP Company
Avg. kWh ¢9.17
California
Avg. kWh
¢17.34
44%
• 29 % Purchased from wind, solar, other rewnewables
• 15% Hydro

Achieving 100 percent renewable energy in California will require 200x the energy storage currently available in the state.

– Bloomberg

Getting to 100 percent renewable in California would increase costs over 30X, assuming lithium-ion batteries cost roughly a third of what they do today.

– Clean Air Task Force

Idaho Tax Reform Settlement

Annual Tax Reform Benefits By Year[1] (Millions)

	June 1, 2018 – May 31, 2019	June 1, 2019 – May 31, 2020	Future Years
Rate Reduction Benefit (annual)	$ 18.7	$ 18.7	$ 18.7
Non-Cash Customer Benefit (annual)	7.4	7.4	7.4
One-Time Benefits[2]	7.8	2.7	–
Total Annual Customer Benefit	$ 33.9	$ 28.8	$ 26.1

1.Approved by the Idaho Public Utilities Commission May 31, 2018. The Public Utility Commission of Oregon also approved tax reform impacts along with increased Valmy revenues in May 2018.

2.A one-time benefit will be provided to Idaho customers through the PCA mechanism for the income tax benefits accrued from January 1, 2018 to May 31, 2018, as well as the temporary income tax benefits related to Idaho Power's open access transmission tariff.

Hells Canyon Relicensing

Application for Renewal of Federal License

- Three-dam complex on the Snake River, along Idaho and Oregon border
- Original license expired in 2005
- Annual license renewal since original expiration
- Settlement order received 2018 approving prudency of $216.5 million of costs
- Currently collecting $8.8 million of AFUDC annually as deferred revenues ($10.7 million prior to tax reform)
- Portions of final EIS may be influenced by water quality certifications under Section 401 (CWA)
- Fish passage impasse between Idaho and Oregon
- Idaho Power recently withdrew and refiled Section 401 application; allowing states more time to resolve differences
- New license estimated no earlier than 2022



Hells Canyon Reservoir, Idaho and Oregon Border

Boardman to Hemingway

500kV Transmission Line Project

- Joint funding agreement January 2012 for project permitting costs
  - Idaho Power -21%
  - BPA - 24%
  - PacifiCorp – 55%
- 300 mile, 500-kV transmission line
- In-service date – 2025 or beyond
- Capacity:
  - 1,000 MW east to west
  - 1,050 MW west to east
- Total project cost estimated between approximately $1 billion and $1.2 billion, including AFUDC
- BLM issued final record of decision in November 2017
- U.S. Forest Service issued draft record of decision – June 2018
- Oregon DOE draft proposed order expected early 2019 (application for site certificate deemed complete, October 2018)



WASHINGTON
OREGON
IDAHO
LONGHORN
Boardman
Hermiston
Stanfield
UMATILLA
WEST OF BOMBING RANGE ROAD ALTERNATIVES 1/2
Pendleton
Ione
Lexington
Pilot Rock
Meacham
Heppner
MORROW
WALLOWA
Enterprise
La Grande
Hilgard
Island City
MORGAN LAKE ALTERNATIVE
Union
Telocaset
North Powder
UMATILLA NAT'L FOREST
WALLOWA-WHITMAN NAT'L FOREST
Haines
Keating
ADAMS
Baker City
BAKER
Council
EXISTING 230-KV REBUILD
GRANT
Durkee
Canyon City
Lime
EXISTING 138-KV REBUILD
Huntington
Weiser
Brogan
Jamieson
MALHEUR
Payette
PAYETTE
Ontario
Westfall
Vale
Emmett
Harper
DOUBLE MOUNTAIN ALTERNATIVE
Adrian
Caldwell
Marsing
Nampa
HEMINGWAY
OWYHEE
Murphy
OREGON
Map Area

Gateway West

500kV Transmission Line Project


IDAHO
WYOMING
HEMINGWAY
MIDPOINT
BORAH
CEDAR HILL
POPULUS
JIM BRIDGER
ANTICLINE
AEOLUS
SHIRLEY BASIN
HEWARD
DAVE JOHNSTON
WINDSTAR
Challis
Weiser
Payette
Emmett
Idaho City
Caldwell
Boise
Mountain Home
Fairfield
Hailey
Arco
Gooding
Shoshone
Jerome
Twin Falls
Rupert
Burley
American Falls
Pocatello
Blackfoot
Idaho Falls
Rigby
Rexburg
Saint Anthony
Dubois
Driggs
Jackson
Soda Springs
Malad City
Preston
Paris
Kemmerer
Evanston
Green River
Pinedale
Lander
Rawlins
Casper
Laramie
Thermopolis
Worland
Basin
Buffalo
Gillette
Segment 8
Segment 9
Segments 1-7 and 10
Morley Nelson Snake River Birds of Prey NCA
N

- A joint project between Idaho Power and PacifiCorp
- Total cost for Idaho Power's share of project – between $250 million and $450 million, including AFUDC
- Record of decision issued in November 2013 (Excluding segments 8 & 9)
- BLM published supplemental EIS on October 7, 2016
- Congressional legislation for Morley Nelson Snake River Birds of Prey Rights of Way, May 2017
- Record of decision for segments 8 and 9 issued in April 2018

Western Energy Imbalance Market


Powerex
Seattle City Light
Puget Sound Energy
Portland General Electric
PacifiCorp
Idaho Power
BANC/ SMUD
NV Energy
PacifiCorp
Public Service Company of New Mexico*
Arizona Public Service
Los Angeles Dept. of Water & Power
Salt River Project
Market Operator
California ISO
EIM entity
Active participant
Planned EIM entry 2019
Planned EIM entry 2020
Planned EIM entry 2021
*Pending state commission approval

As of October 2018

- Idaho Power began participating in April 2018
- Order from Idaho Public Utilities Commission provides Idaho Power opportunity to recover actual costs of its participation in EIM through power cost adjustment (PCA) mechanism
- EIM automatically balances supply and demand of electricity
- Results in economic savings using most competitive energy resource – benefits will be shared with customers through PCA

Weather Outlook

November 2018 Through January 2019

Precipitation


EC
B

- 33% to 40% Chance of Below Normal Precipitation
- 40% to 50% Chance of Below Normal Precipitation
- 50% to 60% Chance of Below Normal Precipitation
- 60% or Greater for Below Normal Precipitation
- 33% to 40% Chance of Above Normal Precipitation
- 40% Chance of Above Normal Precipitation
- 50% Chance of Above Normal Precipitation
- 60% Chance of Above Normal Precipitation

Temperature


A

- 33% to 40% Chance of Above Normal Temperature
- 40% to 50% Chance of Above Normal Temperature
- 50% to 60% Chance of Above Normal Temperature
- 60% or Greater for Above Normal Temperature
- 33% to 40% Chance of Below Normal Temperature
- 40% Chance of Below Normal Temperature
- 50% Chance of Below Normal Temperature
- 60% Chance of Below Normal Temperature

EC Means Equal Chances for Above, Normal or Below **A** Means Above **B** Means Below

Source: NOAA, National Oceanic Atmospheric Administration, U.S. Dept. of Commerce, October 18, 2018

Culture of Safety


Safety4Life
IDAHO POWER
FOCUS • ASSESS • CHOOSE • SPEAK UP
CARES ACTIVITIES
POLICIES, PROCEDURES AND PRACTICES
RESOURCES
VIDEOS
VITAL BEHAVIORS
INCIDENT
Remember, You Have Somewhere To Be After Work.
Safety4Life




Safety4Life
FOCUS • ASSESS • CHOOSE • SPEAK UP
CARES SAFETY ACTIVITIES
Safety is one of Idaho Power Company's core values. Your most important responsibility in your daily work is safety. Safety is always more important than the work being performed. No work is so critical that an employee should disregard safety.
FOCUS
ASSESS
4
SPEAK UP
CHOICE

For Additional Information

Darrel T. Anderson
President & Chief Executive Officer
(208) 388-2650
DAnderson@idahopower.com

Steven R. Keen
Senior Vice President, Chief Financial Officer & Treasurer
(208) 388-2600
SKeen@idahopower.com

Ken W. Petersen
Vice President, Controller, & Chief Accounting Officer
(208) 388-2761
KPetersen@idahopower.com

Justin S. Forsberg
Director of Investor Relations
(208) 388-2728
JForsberg@idacorpinc.com